Virtus Duff & Phelps Clean Energy ETF (Ticker: VCLN) (the “Fund”),

a series of Virtus ETF Trust II

Supplement dated October 26, 2021 to the Fund’s

Prospectus and Statement of Additional Information (“SAI”),

each dated July 19, 2021, as supplemented

Important Notice To Investors

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the Fund.

Effective October 27, 2021, the number of shares per creation unit for the Fund will change from 50,000 shares to 25,000 shares.

Therefore, effective October 27, 2021, all references in the Prospectus and SAI to the size of the Fund’s creation units are hereby changed as indicated above.

Investors should retain this supplement for future reference.